UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant
Filed by a Party other than the Registrant

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☒	Preliminary Proxy Statement	☐	Soliciting Material Pursuant to
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URON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY

URON INC.

2201 West Broadway, Suite 1
Council Bluffs, Iowa 51501

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 17, 2008

TO THE SHAREHOLDERS OF URON INC.:

Please take notice that a special meeting of the shareholders of URON Inc. (the “Company”) will be held, pursuant to due call by the Company’s board of directors, at the offices of Maslon Edelman Borman & Brand, LLP, legal counsel to the Company, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, on Monday, March 17, 2008, at 10:00 am local time, or at any adjournment(s) thereof, to consider and take the following corporate action:

1.       To amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance thereunder to a total of 250,000,000, and

2.       To ratify the appointment of Lurie Besikof Lapidus & Company, LLP, as the independent registered public accounting firm of the Company.

Pursuant to due action of the Company’s board of directors, shareholders of record on February 22, 2008, will be entitled to vote at the meeting and any adjournments thereof. The adoption of each of the proposals at the meeting requires the affirmative vote of the holders of a majority of the shares of the Company’s voting capital stock present in person or represented by proxy at the special meeting.

A proxy for the special meeting is enclosed with this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement. You are requested to fill in and sign the proxy, which is solicited by the Company’s board of directors, and mail it promptly in the enclosed envelope.

By order of the board of directors of URON Inc., /s/ Christopher Larson Christopher Larson Chairman of the Board, President and Chief Executive Officer

February    , 2008

 PRELIMINARY COPY

URON INC.

PROXY STATEMENT

The board of directors of URON Inc. (the “Company” or “URON”) are soliciting proxies to be used at the Company’s special meeting of shareholders to be held on Monday, March 17, 2008, at 10:00 am local time, at the offices of Maslon Edelman Borman & Brand, LLP, legal counsel to the Company, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, for the purpose of taking the following corporate action:

•	to amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance to a total of 250,000,000, and

•	to ratify the appointment of Lurie Besikof Lapidus & Company, LLP, as the independent registered public accounting firm of the Company.

The approximate date on which this Proxy Statement and the accompanying proxy shall be first sent or given to shareholders is February 27, 2008. Each shareholder who signs and returns a proxy in the form enclosed may revoke the proxy at any time prior to its use by giving the Company written notice of such revocation, either in open meeting or by executing and delivering a new proxy to the Company’s Secretary. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. If a shareholder has signed and delivered a proxy and later attends the special meeting, such shareholder’s presence at the meeting will not by itself revoke that proxy. Only shareholders of record at the close of business on February 22, 2008 (the record date) will be entitled to vote at the meeting or any adjournments thereof.

GENERAL INFORMATION
ABOUT THE SPECIAL MEETING

Only holders of record of the Company’s voting stock at the close of business on February 22, 2008 (the record date for the special meeting) are entitled to notice of and to vote at the special meeting. On February 13, 2008, there were issued and outstanding 7,749,753 shares of common stock and 10,000,000 shares of Series A Convertible Preferred Stock. Each share of common and preferred stock entitles the holder thereof to one vote on each matter presented at the meeting. A quorum, consisting of a majority of the outstanding shares entitled to vote at the meeting, must be present in person or represented by proxy before any action may be taken at the meeting.

Each proxy returned to the Company will be voted in accordance with the instructions indicated therein. Adoption of each of the proposals at the meeting requires the affirmative vote of the holders of a majority of the shares of the Company’s voting capital stock present in person or represented by proxy at the meeting.

Unless a contrary choice is specified, all shares represented by proxies will be voted for the proposal specified in this Proxy Statement. A shareholder who abstains with respect to any proposal is considered to be present and entitled to vote on such proposal and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any proposal, shall not be considered present and entitled to vote on such proposal.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Question: Why am I receiving these materials?

Answer: Our board of directors is providing these proxy materials to you in connection with our special meeting of shareholders, which will take place on Monday, March 17, 2008 at 10:00 am local time at the offices of Maslon Edelman Borman & Brand, LLP, legal counsel to the Company, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. As a shareholder, you are invited to attend the special meeting and are requested to vote on the items of business described in this Proxy Statement.

Question: How may I obtain URON’s annual report for 2006?

Answer: Shareholders may request a free copy of our annual report by writing us at: URON Inc., 2201 West Broadway, Suite 1, Council Bluffs, Iowa 51501. Current and prospective investors can also access or order free copies of our annual report, this Proxy Statement, and other financial information at http://www.sec.gov.

Question: What items of business will be voted on at the special meeting?

Answer: There will be two items of business at the special meeting. Namely, our shareholders will consider (i) approval of an amendment to the Company’s Articles of Incorporation that would increase the number of shares of capital stock authorized for issuance to a total of 250,000,000, and (ii) ratification of the appointment of Lurie Besikof Lapidus & Company, LLP, as the independent registered public accounting firm of the Company.

Question: How does the board of directors recommend that I vote?

Answer: Our board of directors recommends that you vote your shares “FOR” each of the proposals at the special meeting.

Question: What shares can I vote?

Answer: Each share of URON common stock outstanding as of the close of business on February 22, 2008 (the record date) is entitled to one vote on all items being voted on at the special meeting. Similarly, each share of URON Series A Convertible Preferred Stock outstanding as of the close of business on the record date is entitled to one vote on all items being voted on at the special meeting. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

Question: What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner?”

Answer: Many URON common shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between common shares held of record and those owned beneficially.

•
Shareholder of Record: If your common shares are registered directly in your name with our common stock transfer agent (Corporate Stock Transfer, Inc.), you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to URON or to vote in person at the special meeting. We have enclosed a proxy card for you to use.

•
Beneficial Owner: If your shares are held in a brokerage account or by another nominee (often referred to as being held in “street name”), you are considered the beneficial owner of such shares, and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or nominee, as the case may be. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the special meeting.

Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the special meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Question: How can I attend the special meeting?

Answer: Because seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record as of the record date but held your shares in street name, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to February 22, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you may not be admitted to the special meeting.

Please let us know if you plan to attend the meeting by marking the box on the enclosed proxy card. The meeting will begin promptly at 10:00 am local time. Check-in will begin at 9:30 am local time, and you should allow ample time for the check-in procedures.

Question: How can I vote my shares in person at the special meeting?

Answer: Shares held in your name as the shareholder of record may be voted by you in person at the special meeting. Shares held in street name may be voted by you in person at the special meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the special meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Question: How can I vote my shares without attending the special meeting?

Answer: Whether you hold shares as the shareholder of record or in street name, you may direct how your shares are voted without attending the special meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker, trustee or nominee.

Question: Can I change my vote?

Answer: You may change your vote at any time prior to the vote at the special meeting. If you are the shareholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy), (ii) providing a written notice of revocation to our corporate Secretary prior to your shares being voted, or (iii) attending the special meeting and voting in person. Mere attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold shares in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF SHARES OF CAPITAL STOCK
AUTHORIZED FOR ISSUANCE

(PROPOSAL ONE)

GENERAL

The Company currently has 20,000,000 shares of capital stock authorized. Of this amount, 10,000,000 shares are designated for issuance as common stock and 10,000,000 are designated for issuance as Series A Convertible Preferred Stock. As of February 13, 2008, there were 7,749,753 shares of common stock issued and outstanding (and another approximately 525,000 common shares are reserved for issuance upon the exercise of outstanding options and warrants). As of February 13, 2008, there were 10,000,000 shares of Series A Convertible Preferred Stock issued and outstanding. This leaves only approximately 1,725,247 shares of our common stock available for future issuances, and an insufficient number of common shares available in the event of an attempted conversion of all outstanding Series A Convertible Preferred Stock. To date, the holder of shares of our Series A Convertible Preferred Stock has not attempted any such conversion, and the Company does not currently anticipate any such conversion in the near future.

The minimal amount of available shares provides little flexibility should the need arise for future financing or other opportunities which may require the issuance of additional shares. Accordingly, on January 28, 2008, the Company’s board of directors authorized the special meeting of the Company’s shareholders to which this Proxy Statement relates, and directed the Company to submit for shareholder approval at such meeting a proposed amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of capital stock to 250,000,000.

The Company believes that a failure to effect the amendment contemplated by this proposal could result in a lost opportunities to receive future financing, to engage in strategic transactions, and properly attract, motivate and retain qualified management and employees. The board of directors believes the proposed amendment is advisable and in the best interests of the Company and its shareholders and is therefore recommending that the shareholders approve this amendment.

SUMMARY OF THE AMENDMENT

The amendment will consist of a revision of the THIRD article of the Company’s Articles of Incorporation, as amended and restated on May 30, 2007, to read as follows:

A.       The corporation is authorized to issue 250,000,000 shares of capital stock, each having no par value per share (unless, in the case of a certificate of designation setting out the rights, preferences and privileges of any preferred stock, otherwise designated by the board of directors). Each share of the corporation’s common stock shall be entitled to one vote on all matters requiring a vote of the corporation’s shareholders. Unless otherwise specifically so designated upon issuance, all shares of capital issued by the corporation shall be common stock.

B.       In addition to any and all powers conferred upon the corporation’s board of directors by the laws of the State of Minnesota, the board of directors shall have the authority to establish by resolution more than one class or series of capital stock, common or preferred, and to fix the relative rights, restrictions and preferences of any such different classes or series, and to issue shares of a class or series to another class or series to effectuate share dividends, splits or conversions of the corporation’s outstanding shares.

C.       The board of directors shall also have the authority to issue rights to convert any of the corporation’s securities into shares of stock of any permitted class or classes, the authority to issue options to purchase or subscribe for shares of stock of any permitted class or classes, and the authority to issue share-purchase or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof, including the price or prices at which such shares may be subscribed for or purchased. Such options, warrants and rights may be transferable or nontransferable and separable or inseparable from the corporation’s other securities. The board of directors is authorized to fix the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or bases and the option price or prices at which shares may be subscribed for or purchased.

D.       No shareholder of the corporation shall have any preemptive rights.

E.       No shareholder of the corporation shall have any cumulative-voting rights.

The complete text of the form of the amendment is attached to this Proxy Statement as Annex A.

Authorized but unissued shares of the Company may be issued at such times, for such purposes, and for such consideration as the board of directors may determine to be appropriate without further authority from the Company’s shareholders, except as otherwise required by applicable state corporate law or the applicable listing standards of any future stock exchange on which the Company’s common equity may be listed and traded. Therefore, if this proposal is approved by the shareholders, the additional shares authorized by the amendment may be issued from time to time upon authorization by the board of directors, without further approval by the shareholders unless required by applicable law, rule or regulation.

Each share of common stock authorized for issuance has the same rights and is identical in all respects with each other share of common stock. The authorization of additional shares called for by this proposal will not affect the rights, such as voting and liquidation rights, of the shares of common stock currently outstanding. Under our current and proposed Articles of Incorporation, shareholders do not and will not have pre-emptive rights. Therefore, should the board of directors elect to issue additional shares common stock, whether now or after any approval of this proposal, existing shareholders would not have any preferential rights to purchase those shares and the issuance could have a dilutive effect on earnings per share, book value per share and the voting power and shareholdings of current shareholders, depending on the particular circumstances under which the additional shares of common stock are issued.

The issuance of additional shares of capital stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various transactions. The proposed increase in the number of authorized shares could enable the Company’s board of directors to issue shares of capital stock to render more difficult an attempt by another person or entity to obtain control of the Company, although the board of directors has no present intention of issuing additional shares for such purposes and has no present knowledge of any takeover efforts.

If the proposed amendment is adopted, it will become effective upon the filing of Articles of Amendment to the Company’s Articles of Incorporation, as last amended and restated on May 30, 2007, with the Minnesota Secretary of State.

VOTE REQUIRED

To be approved, this proposal requires the affirmative vote of holders of a majority of the shares of our voting stock present in person or represented by proxy, and entitled to be voted at the special meeting in the presence of a quorum. Unless marked to the contrary, proxies received will be voted “FOR” this proposal.

OUR RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL TWO)

GENERAL

The board of directors and management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. The Company’s independent accountants play an important role in the Company’s system of financial control. The Company’s board of directors has appointed Lurie Besikof Lapidus & Company, LLP (“Lurie Besikof”), as the Company’s independent registered public accounting firm. Lurie Besikof is based in Minneapolis, Minnesota, where the special meeting will take place. Therefore, the Company expects that a representative of Lurie Besikof will be present at the meeting to make statements or to respond to questions from our shareholders.

If the shareholders do not ratify the appointment of Lurie Besikof, the audit committee may reconsider its selection, but is not required to do so. Notwithstanding the proposed ratification of the appointment of Lurie Besikof by the shareholders, the audit committee, in its discretion, may direct the appointment of new independent accountants at any time during the year without notice to, or the consent of, the shareholders if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

The Company’s independent registered public accounting firm for the fiscal year most recently completed (the year ended December 31, 2006) was Virchow Krause & Company, LLP (“Virchow Krause”). Representatives of Virchow Krause are not expected to be present at the meeting to make statements or to respond to questions from our shareholders

FEES BILLED TO COMPANY BY ITS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services, tax services and other services rendered by Virchow Krause during the fiscal year ended December 31, 2006 (the only completed fiscal year of the Company for which audited financial statements have been prepared).

Fiscal Year Ended December 31, 2006
Audit Fees (1)	$41,580
Tax Fees (2)	4,225
All Other Fees (3)	0

Total Fees	$45,805

(1)Audit Fees consist of fees for professional services rendered by Virchow Krause for the audit of the consolidated financial statements of URON Inc. and review of quarterly SEC filings.

(2)Tax Fees consist of fees for tax compliance, tax advice and tax planning.

(3)All Other Fees typically consist of fees for permitted non-audit products and services provided.

PRE-APPROVAL POLICY

The written charter of the audit committee provides that all non-audit accounting services that are permitted to be performed by the Company’s independent registered certified public accounting firm under applicable rules and regulations must be pre-approved by the audit committee or by designated members of the audit committee, other than with respect to de minimis exceptions permitted under the Sarbanes-Oxley Act of 2002. The audit committee was formed and its charter adopted on February 2, 2008.

Prior to or as soon as practicable following the beginning of each fiscal year, a description of the audit, audit-related, tax, and other services expected to be performed by the independent registered certified public accounting firm in the following fiscal year will be presented to the audit committee for approval. Following such approval, any requests for audit-related, tax, and other non-audit services not presented and pre-approved must be submitted to the audit committee for specific pre-approval and cannot commence until such approval has been granted.

Normally, pre-approval is provided at regularly scheduled meetings. Nevertheless, the authority to grant specific pre-approval between meetings, as necessary, may be delegated to the Chair of the audit committee. The Chair must update the audit committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

REQUIRED VOTE

Approval of this proposal requires the affirmative vote of holders of a majority of the shares of our voting stock present in person or represented by proxy and entitled to be voted at the meeting.

OUR RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

VOTING SECURITIES AND
PRINCIPAL HOLDERS

As of the close of business on February 13, 2008, the Company had outstanding two classes of voting securities—common stock, of which there were 7,749,753 shares issued and outstanding; and Series A Convertible Preferred Stock, of which there were 10,000,000 shares issued and outstanding. Each share of capital stock is currently entitled to one vote on all matters put to a vote of our shareholders. The following table sets forth the number of common shares, and percentage of outstanding common shares, beneficially owned as of February 13, 2008, by:

•	each person known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding common stock

•	each current director

•	each executive officer of the Company and other persons expected to be identified as a named executive officer in the Company’s Annual Report on Form 10-K, and

•	all current executive officers and directors as a group.

Unless otherwise indicated, the address of each of the following persons is 2201 West Broadway, Suite 1, Council Bluffs, Iowa 51501, and each such person has sole voting and investment power with respect to the shares set forth opposite his, her or its name.

Name and Address	Common Shares Beneficially Owned (1)	Percentage of Common Shares (1)
Christopher Larson (2)	1,071,875	13.8%
Steven Staehr (3)	966,667	12.5%
John Quandahl (4)	400,000	5.2%
John H. Klaasen IV (5)	0	*
James Mandel (6)	470	*
Mark Houlton (7)	416,667	5.4%
Robert W. Moberly (8)	11,125,000	62.7%
All current executive officers and directors as a group (9)	13,980,679	78.8%
Donald Miller (10) 9449 Science Center Drive New Hope, MN 55428	55,441	*
WERCS (11) 400 East First Street PO Box 130 Casper, WY 82602	11,125,000	62.7%
Lantern Advisors, LLC (12) 80 South Eighth Street, Suite 900 Minneapolis, MN 55402	713,310	8.8%
Mill City Ventures, LP (13) 80 South Eighth Street, Suite 900 Minneapolis, MN 55402	800,000	10.3%

* less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, and includes general voting power and/or investment power with respect to securities. Shares of common stock issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of the record rate, and shares of common stock issuable upon conversion of other securities currently convertible or convertible within 60 days, are deemed outstanding for computing the beneficial ownership percentage of the person holding such securities but are not deemed outstanding for computing the beneficial ownership percentage of any other person.

(2)	Mr. Larson became the Company’s Chief Executive Officer on November 29, 2007. All shares reflected in the table are outstanding common shares.

(3)	Mr. Staehr became the Company’s Chief Financial Officer on November 29, 2007. All shares reflected in the table are outstanding common shares.

(4)	Mr. Quandahl became the Company’s Chief Operating Officer on November 29, 2007. All shares reflected in the table are outstanding common shares.

(5)	Mr. Klaasen became a director of the Company on December 31, 2007.

(6)	Mr. Mandel became a director of the Company on December 31, 2007.

(7)	Mr. Houlton became a director of the Company on December 31, 2007. All shares reflected in the table are outstanding common shares.

(8)
Mr. Moberly became a director of the Company on December 31, 2007. Mr. Moberly is the Chief Executive Officer of WERCS, a Wyoming corporation, which was the sole stockholder of Wyoming Financial Lenders, Inc. prior to its acquisition by URON effective December 31, 2007. All shares reflected in the table as beneficially owned by Mr. Moberly are issuable upon conversion of an equal number of shares of Series A Convertible Preferred Stock held of record by WERCS.

(9)	Includes Messrs. Larson, Staehr, Quandahl, Klaasen, Mandel, Houlton and Moberly.

(10)	Mr. Miller was the Company’s Chief Executive Officer during 2007 until November 29, 2007. Mr. Miller served as the Company’s sole director until December 31, 2007.

(11)
WERCS is a Wyoming corporation that was the sole stockholder of Wyoming Financial Lenders, Inc. prior to its acquisition by URON effective December 31, 2007. All shares beneficially owned by WERCS are common shares issuable upon conversion of Series A Convertible Preferred Stock. Investment and voting control over the shares beneficially owned by WERCS is exercised by Robert W. Moberly, the Chief Executive Officer of such entity.

(12)
Lantern Advisers, LLC is a Minnesota limited liability company beneficially owned by Mr. Joseph A. Geraci, II and Douglas Polinsky, each of whom share investment and voting control. 400,000 share reflected in the table are issuable upon exercise of a warrant.

(13)
Mill City Ventures, LP is a Minnesota limited partnership the securities of which are beneficially held by Mill City Advisors LLC, a Minnesota limited liability company that serves as the general partner to Mill City Ventures, LP. Investment and voting control over the shares beneficially owned by Mill City Advisors LLC is exercised by Joseph A. Geraci, II, the Chief Manager of such company.

ANNUAL MEETING SHAREHOLDER PROPOSALS

GENERAL

Any shareholder desiring to submit a proposal for action at the 2008 annual meeting must submit such proposal in writing to URON Inc., attention: Chief Executive Officer, 2201 West Broadway, Suite 1, Council Bluffs, Iowa 51501. The Company is currently not certain when it may hold its 2008 annual meeting of shareholders. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. The Company recommends that any such proposal be submitted by certified mail, return-receipt requested.

DISCRETIONARY PROXY VOTING AUTHORITY

Rule 14a-4(c) under the Securities and Exchange Act of 1934 governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that a shareholder has not sought to include in this Proxy Statement. The rule provides that if a proponent of a proposal fails to notify the Company of the proposal at least a reasonable time in advance of the meeting, the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter required in this Proxy Statement.

SOLICITATION

The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the accompanying proxy and other materials which may be sent to our shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be asked to forward soliciting material to the beneficial owners of stock, and the Company may reimburse them for their expenses in doing so. Proxies are being solicited personally, by telephone, by telegram or by special letter.

By order of the board of directors of URON Inc., /s/ Christopher Larson Christopher Larson Chairman of the Board, President and Chief Executive Officer

Annex A

FORM OF

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION OF URON INC.

The undersigned duly authorized officer of URON Inc., a corporation organized under the laws of the State of Minnesota, to amend its Articles of Incorporation, as amended and restated on May 30, 2007 (the “Articles of Incorporation”), in accordance with the Minnesota Business Corporation Act, hereby certifies:

FIRST: The name of the corporation is URON Inc.

SECOND: Article III of the Articles of Incorporation is hereby amended to read in its entirety as follows:

ARTICLE III
CAPITAL

A.       The corporation is authorized to issue 250,000,000 shares of capital stock, each having no par value per share (unless, in the case of a certificate of designation setting out the rights, preferences and privileges of any preferred stock, otherwise designated by the board of directors). Each share of the corporation’s common stock shall be entitled to one vote on all matters requiring a vote of the corporation’s shareholders. Unless otherwise specifically so designated upon issuance, all shares of capital issued by the corporation shall be common stock.

B.       In addition to any and all powers conferred upon the corporation’s board of directors by the laws of the State of Minnesota, the board of directors shall have the authority to establish by resolution more than one class or series of capital stock, common or preferred, and to fix the relative rights, restrictions and preferences of any such different classes or series, and to issue shares of a class or series to another class or series to effectuate share dividends, splits or conversions of the corporation’s outstanding shares.

C.       The board of directors shall also have the authority to issue rights to convert any of the corporation’s securities into shares of stock of any permitted class or classes, the authority to issue options to purchase or subscribe for shares of stock of any permitted class or classes, and the authority to issue share-purchase or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof, including the price or prices at which such shares may be subscribed for or purchased. Such options, warrants and rights may be transferable or nontransferable and separable or inseparable from the corporation’s other securities. The board of directors is authorized to fix the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or bases and the option price or prices at which shares may be subscribed for or purchased.

D.       No shareholder of the corporation shall have any preemptive rights.

A-1

E.       No shareholder of the corporation shall have any cumulative-voting rights.

THIRD: The foregoing amendment to the Articles of Incorporation shall be effective upon the filing of these Articles of Amendment.

IN WITNESS WHEREOF, URON Inc. has caused its duly authorized officer to execute this certificate on this ____ day of ____________, 2008.

Christopher Larson,
President and Chief Executive Officer

A-2

PROXY CARD

URON INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

March 17, 2008

The undersigned, a shareholder of URON Inc. (the “Company”), hereby appoints Christopher Larson and Steven Staehr, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is entitled to vote at the Company’s special meeting of shareholders to be held at the offices of Maslon Edelman Borman & Brand, LLP, legal counsel to the Company, at 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, on Monday, March 17, 2008 at 10:00 a.m. local time, and at any adjournments thereof, upon the following matters:

1.	Proposal to amend the Company’s Articles of Incorporation to increase the number of shares of capital stock authorized for issuance to 250,000,000:

□ FOR   □ AGAINST   □ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

2.	Proposal to ratify the appointment of Lurie Besikof Lapidus & Company, LLP, as the independent registered public accounting firm of the Company:

□ FOR   □ AGAINST   □ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

In their discretion, the proxies named herein are authorized to vote upon such other business as may properly come before the special meeting.

(Continued on reverse side)

(Continued from other side)

The undersigned hereby revokes all previous proxy appointments and proxies relating to shares covered hereby and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement relating to the special meeting of shareholders to be held on March 17, 2008.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided this proxy will be voted FOR each proposal at the meeting.

Dated: ________________________ , 2008

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Note: Shareholders must sign exactly as their name appears to the left. When signed as a corporate officer, executor, administrator, trustee, guardian or similar, please your indicate full title as such. Finally, both joint tenants must sign if your shares are held in joint tenancy.

□                                                             Please mark the box at left if you plan to attend the special meeting.